Exhibit 10.7

SYBASE
2004 SALES COMPENSATION PLAN SUMMARY
This Plan Summary Supersedes All Prior Plan Summaries

Thomas Volk

Executive Vice President NA
Executive/WorldWide Field Organization

INCENTIVE COMPENSATION DETAIL IN ( US Dollar )
Paid ( Quarterly )

			Role:	Manager
Base Salary	375,000	56%
			Quota Type:	Overlay
Target Incentive Compensation	300,000	44%
			Quarterly Distribution:	Ramping
Total Target Earnings(TTE)	675,000

PLAN COMPONENTS IN ( US Dollar )

			First	Second	Third	Fourth	Annual	Annualized	Pay
Component	%	Incentive	Quarter	Quarter	Quarter	Quarter	Quota	Quota	Calculation
Contribution	30	90,000	96,249,000	100,873,000	103,278,000	110,630,000	411,030,000	411,030,000	ELT Table
Product Revenue	30	90,000	58,849,650	61,079,600	62,871,330	68,615,940	251,416,520	251,416,520	ELT Table
License Timeliness NA	20	60,000	49,576,000	51,469,000	52,974,000	57,821,000	211,840,000	211,840,000	Binary Make/Miss, Pay Quarterly
Pro Services Revenue	20	60,000	28,725,000	30,598,000	30,555,000	33,535,000	123,413,000	123,413,000	ELT Table

Accel Gate:	100% annual achievement & average 100% for Revenue & Margin (> 80%)

Remarks:	Margin excludes transfer price and marketing program allocation and includes 1/1 focal

     Information regarding the Timeliness Challenge can be found in Appendix C of the 2004 Terms and Conditions

The Plan Participant named above is eligible to participate in the 2004 Revenue Based Incentive Compensation Plan. The Plan is not intended and shall not be construed to imply a contract of employment between the Plan Participant and Sybase. All interpretations of the Plan by the Geographic Vice President and General Manager are final, binding and not subject to appeal. Sybase reserves the right to modify or terminate the Plan at any time, for any reason, or without notice. No Plan Participant has the right to receive payment from the Plan until all conditions and terms of the Plan have been met by the Plan Participant and the Plan Participant has signed and returned this Plan Acknowledgment Form to the Sales Compensation Department.

I, the undersigned Plan Participant, have received, read and fully understand the contents of the Sybase 2004 Revenue Based Incentive Compensation Plan (Individual Plan Summary and Plan Terms and Conditions) and agree to the Plan, its Terms and Conditions. Please sign below.

Thomas Volk (29155)	Date	Manager Approval	Date

General Manager Signature	Date

Sybase Proprietary and Confidential	Plan Effective Date: 01/01/2004
All Incentive compensation is subject to pro-ration based on plan effective date.	Comp Plan Print Date: 03/25/2004